Leases	12 Months Ended
Sep. 30, 2024
Leases [Abstract]
Leases

Note 16 — Leases

As discussed in Note 2, the operating lease expense is recorded on a straight-line basis over the lease term.

Lease costs were as follows:

	Year Ended September 30,
	2024	2023	2022
Total net lease cost(1),(2)	$54,904	$64,696	$107,883

(1)
The lease cost includes immaterial amounts of lease income. The decline in net lease cost for the fiscal year 2023, compared to fiscal year 2022, is primarily attributable to completion of the move during fiscal year 2023 from leased facilities in Ra’anana Israel to the Company owned facilities, leading to a change from primarily lease costs to other expenses, including depreciation and operational costs.
(2)
Variable lease cost is immaterial.

Supplemental information related to operating lease transactions was as follows:

	Year Ended September 30,
	2024	2023
Lease liability payments	$57,319	$63,286
Lease assets obtained in exchange for liabilities	$33,964	$31,626

	As of September 30,
	2024	2023
Weighted average remaining lease term — Operating leases	5.0 Years	5.3 Years
Weighted average discount rate — Operating leases	4.0%	3.9%

The following maturity analysis presents future undiscounted cash outflows for operating leases as of September 30, 2024:

For the year ended September 30,
2025	$44,581
2026	32,378
2027	24,022
2028	19,349
2029	15,480
Thereafter	24,165
Total lease payments	$159,975
Less: imputed interest	(16,530)
Present value of lease liabilities	$143,445

As of September 30, 2024, the Company has entered into lease that will commence in fiscal year 2025 with lease term of up to ten years, that represent future aggregate undiscounted payments of up to approximately $80,000 are not reflected in the table above.

As of September 30, 2024 and September 30, 2023, the Company had no material finance leases.